RYDEX ETF TRUST
                         9601 BLACKWELL ROAD, SUITE 500
                               ROCKVILLE, MD 20850

May 14, 2008

State Street Bank & Trust Company
Two Avenue de Lafayette - 6th Floor
Boston, MA 02111
Attn: Investor Reporting Department / Kevin R. Powers

Ladies and Gentlemen:

     Reference is made to the Transfer Agency Services Agreement between Rydex ETF Trust (the "Fund") and State Street Bank and Trust Company ("State Street) dated as of May 3, 2005, including Schedule A (the "Agreement").

     Pursuant to the Agreement, this letter is to provide written notice of the Fund's desire to include the following (8) as additional Funds (the "Additional Funds") under the Agreement:

          RYDEX 2X S&P SELECT SECTOR HEALTH CARE ETF
          RYDEX INVERSE 2X S&P SELECT SECTOR HEALTH CARE ETF RYDEX 2X S&P SELECT SECTOR TECHNOLOGY ETF
          RYDEX INVERSE 2X S&P SELECT SECTOR TECHNOLOGY ETF RYDEX 2X S&P SELECT SECTOR ENERGY ETF
          RYDEX INVERSE 2X S&P SELECT SECTOR ENERGY ETF RYDEX 2X S&P SELECT SECTOR FINANCIAL ETF
          RYDEX INVERSE 2X S&P SELECT SECTOR FINANCIAL ETF

     In accordance with the Additional Funds provision of Section 1 of the Agreement, we request that State Street confirm that it will act as Transfer Agent with respect to the Additional Funds and that Schedule A to the Agreement be amended in its entirety and replaced with a new Schedule A annexed hereto.

                            [Signature page follows.]

     Please indicate your acceptance of the foregoing by executing four copies of this Agreement, returning one to the Fund and retaining three copies for your records.

                                        Very truly yours,

                                        RYDEX ETF TRUST


                                        By: /s/ Joseph Arruda
                                            ------------------------------------
                                        Name: Joseph Arruda
                                        Title: Assistant Treasurer


                                        Accepted:

                                        STATE STREET BANK AND TRUST COMPANY


                                        By: /s/ Francis Koudelka
                                            ------------------------------------
                                        Name: Francis Koudelka
                                        Title: Senior Vice President
                                               Duly Authorized

                                    EXHIBIT A
                           APPROVED AS OF MAY 3, 2005
                     AMENDED AND RESTATED AS OF MAY 14, 2008

The following entities are each referred to herein as a "Fund" and are collectively referred to herein as the "Funds":

          Rydex Russell Top 50 ETF
          Rydex S&P 500 Equal Weight ETF
          Rydex S&P 500 Pure Value ETF
          Rydex S&P 500 Pure Growth ETF
          Rydex S&P MidCap 400 Pure Value ETF
          Rydex S&P MidCap 400 Pure Growth ETF
          Rydex S&P SmallCap 600 Pure Value ETF
          Rydex S&P SmallCap 600 Pure Growth ETF
          Rydex S&P Equal Weight Consumer Discretionary ETF Rydex S&P Equal Weight Consumer Staples ETF
          Rydex S&P Equal Weight Energy ETF
          Rydex S&P Equal Weight Financial ETF
          Rydex S&P Equal Weight Health Care ETF
          Rydex S&P Equal Weight Industrial ETF
          Rydex S&P Equal Weight Materials ETF
          Rydex S&P Equal Weight Technology ETF
          Rydex S&P Equal Weight Utilities ETF
          Rydex 2x S&P 500 ETF
          Rydex Inverse 2x S&P 500 ETF
          Rydex 2x S&P Midcap 400 ETF
          Rydex Inverse 2x S&P Midcap 400 ETF
          Rydex 2x Russell 2000 ETF
          Rydex Inverse 2x Russell 2000 ETF
          RYDEX 2X S&P SELECT SECTOR HEALTH CARE ETF
          RYDEX INVERSE 2X S&P SELECT SECTOR HEALTH CARE ETF RYDEX 2X S&P SELECT SECTOR TECHNOLOGY ETF
          RYDEX INVERSE 2X S&P SELECT SECTOR TECHNOLOGY ETF RYDEX 2X S&P SELECT SECTOR ENERGY ETF
          RYDEX INVERSE 2X S&P SELECT SECTOR ENERGY ETF RYDEX 2X S&P SELECT SECTOR FINANCIAL ETF
          RYDEX INVERSE 2X S&P SELECT SECTOR FINANCIAL ETF